UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07390

Boulder Total Return Fund Inc.
(Exact name of registrant as specified in charter)

Fund Administrative Services 1680 38th Street, Suite 800 Boulder, CO			80301
(Address of principal executive offices)			(Zip code)

Fund Administrative Services 1680 38th Street, Suite 800 Boulder, CO 80301
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 444-5483

Date of fiscal year end:	November 31, 2005

Date of reporting period:	May 31, 2005

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Boulder Total Return Fund, Inc.

Semi-Annual Report

May 31, 2005

Dear Shareholder:

The stock market has gyrated up and down over the past six months ending May 31-for three of these months the market was up and for three of the months the market was down, though not consecutively. All in all, when we reached the finish line for this six month period, the Boulder Total Return Fund ("BTF") was up 2.7%-total return on the net asset value (NAV). This beat the S&P 500 Index which was up 2.4% over the same period. Take a look at our performance below compared to several benchmark indices.

Total Returns
For the Periods ending May 31, 2005

Most Recent		Boulder Total Return Fund NAV	S&P 500 Index	Dow Jones Industrial Average	NASDAQ Composite
3 months		–1.7%	–0.6%	–2.2%	1.0%
6 months		2.7%	2.4%	1.5%	–1.0%
1 year		6.2%	8.2%	5.0%	4.7%
	BTF NAV with Dilution†	BTF NAV without Dilution
3 years*	1.0%	3.2%	5.6%	4.1%	9.1%
5 years*	9.2%	10.6%	–1.9%	1.9%	–9.1%
Since 8/1999**	7.6%	8.8%	–0.6%	1.4%	–4.4%

†  The total returns for BTF include the effect of dilution from the 7/2003 rights offering, affecting the 3 Year, 5 Year and since 8/1999 returns.

*  Annualized

**  Annualized since August 1999, the date the current Advisers became investment advisers to the Fund.

The Real Estate Investment Trusts ("REITs") in the portfolio contributed positively to the Fund's performance during the period when their dividends are included, but the overall market value of the REITs in the portfolio fell during the period. The Fund currently has about 19% of its assets in this sector, down from 24% at the beginning of the period. REITs in general have done very well since we started buying them for the Fund five years ago, and currently many REIT indices are near their historical highs.

Top industrial performers in the portfolio during the six month period included First American Financial up 17.5%, Merck up 15.8% and YUM! Brands, up 13%. The Fund's largest holding, Berkshire Hathaway, was up about 0.5% during the period. One of the Fund's better performers over the years has been Providian Financial. It was recently announced that Washington Mutual intends to buy Providian Financial at a slight premium to where it had been trading. The Fund also happens to be an owner of Washington Mutual stock. Shareholders of both companies will need to approve this transaction before it is consummated.

MANAGED DISTRIBUTION

The Fund's proposed managed distribution was put on an indefinite hold as the Securities and Exchange Commission ("SEC") has not provided exemptive relief and the Board of Directors of the Fund has no current expectation that the Fund will be able to proceed with its proposed policy. The staff of the SEC has suspended review of exemptive applications of all closed-end funds requesting the type of relief sought by the Fund, pending an SEC inquiry into industry dividend practices of closed-end funds.

Although similar exemptive applications previously were routinely granted, the SEC staff now appears concerned that managed distributions, which may include a return of capital to the extent such distributions exceed a fund's net income, may be inappropriate for closed-end funds or that the conditions for granting relief to permit managed distributions may need to be revised. The Fund issued a press release in April describing the current status, which was posted to its website.

LEVERAGE AND CASH

The Fed has continued raising the Fed Funds rate, most recently to 3.25%. At the same time, long-term interest rates have stayed about the same. The 10 year treasury currently yields around 4%. The rate on the Fund's auction market preferreds ("AMPs") at 3.2% is the highest it has been since August, 2001. The Fund's short-term cash and cash equivalents position is currently 16.5% of the Fund's assets, down slightly from six months ago. We've been slowly finding a few things to put the Fund's cash to work in, but the pickings have been slim. We still haven't found any "big game," so to speak. The Fund continues to own some sovereign debt in both the United Kingdom and in New Zealand, where the yields are slightly higher. The currency in which these bonds are invested-the British Pound and the New Zealand Dollar-have both declined slightly against the US Dollar in the last six months.

We'd like to thank you for being shareholders of the Fund.

Sincerely,

Stewart R. Horejsi

July 6, 2005

Our website at www.boulderfunds.net is an excellent source for information on the Fund. If you've lost your annual report, or want to read an old one, they're available on the website. You will also find information about the Boulder Total Return Fund's sister fund-the Boulder Growth & Income Fund.

Boulder Total Return Fund, Inc.

Exhibit 1

(Unaudited)

Change in Principal Value of Asset Classes 12/01/2004 to 5/31/2005

	Common Stock Investments
		REITS	Industrials	AMPs	Bonds	Total
Beginning Market Value	11/30/04	$78,179,205	$187,673,890	$27,675,000	$15,987,079	$309,515,174
Cost of Purchases	12/1/04 - 5/31/05	1,873,675	23,178,183	2,000,000	-	27,051,858
Proceeds from Sales	12/1/04 - 5/31/05	12,678,031	8,631,867	2,000,000	10,069,300	33,379,198
Net Purchases/(Sales)		(10,804,356)	14,546,316	-	(10,069,300)	$(6,327,340)
Beginning Market Value Plus Net Purchases/(Sales)		67,374,849	202,220,206	27,675,000	5,917,779	303,187,834
Net Appreciation		(1,811,418)	8,869,150	-	(895,617)	6,162,115
Ending Market Value	5/31/05	65,563,431	211,089,356	27,675,000	5,022,162	$309,349,949
Number of Issues Held	5/31/05	8	24	10	1
Cash, US Treasuries, Foreign Treasuries and Other Assets and Liabilities						$20,492,571
Total Net Assets						$329,842,520

Financial Data

(Unaudited)

	Per Share of Common Stock
	Net Asset Value	NYSE Closing Price
12/31/2004	$20.96	$18.75
1/31/2005	$20.39	$18.32
2/29/2005	$20.81	$18.02
3/31/2005	$20.24	$17.45
4/30/2005	$20.08	$16.84
5/31/2005	$20.45	$17.24

Portfolio of Investments as of May 31, 2005 (Unaudited)  Boulder Total Return Fund, Inc.

Shares	Description	Value (Note 1)
LONG TERM INVESTMENTS-83.9%
DOMESTIC COMMON STOCKS-79.9%
Beverages-3.1%
126,000	Anheuser-Busch Companies, Inc.	$5,903,100
150,000	Pepsi Bottling Group, Inc.	4,255,500
		10,158,600
Diversified-23.6%
690	Berkshire Hathaway Inc., Class A†	58,029,000
7,010	Berkshire Hathaway Inc., Class B†	19,698,100
		77,727,100
Financial Services-9.6%
293,360	Citigroup, Inc.	13,820,189
177,000	Doral Financial Corp.	2,051,430
120,000	Federated Investors, Inc.	3,553,200
698,000	Providian Financial Corporation†	12,438,360
		31,863,179
Insurance-5.0%
60,000	Fidelity National Financial, Inc.	2,159,400
120,000	First American Corporation	4,644,000
169,250	Marsh & McLennan Companies, Inc.	4,915,020
90,000	Torchmark Corporation	4,747,500
		16,465,920
Manufacturing-1.9%
159,000	American Axle & Manufacturing Holdings, Inc.	3,291,300
49,500	Eaton Corporation	2,962,575
		6,253,875
Pharmaceuticals-6.3%
63,000	Bristol-Meyers Squibb Company	1,597,680
90,000	Forest Laboratories, Inc.†	3,472,200
150,000	Merck & Company, Inc.	4,866,000
200,000	Pfizer, Inc.	5,580,000
264,000	Schering-Plough Corporation	5,148,000
		20,663,880
REITS-19.3%
75,000	Archstone-Smith Realty Trust	2,761,500
400,000	First Industrial Realty Trust, Inc.	15,520,000
400,000	Hospitality Properties Trust	17,568,000
1,300,000	HRPT Properties Trust	15,379,000
60,000	Pan Pacific Retail Properties, Inc.	3,831,000
169,500	Prentiss Properties Trust	5,847,750
50,000	Regency Centers Corporation	2,792,500
		63,699,750
Retail-9.2%
590,000	Yum! Brands, Inc.	30,261,100

See accompanying Notes to Financial Statements.

Portfolio of Investments as of May 31, 2005 (Unaudited)  Boulder Total Return Fund, Inc.

Shares	Description	Value (Note 1)
DOMESTIC COMMON STOCKS - continued
Savings & Loan Companies-1.9%
153,000	Washington Mutual, Inc.	$6,318,900
	Total Domestic Common Stocks (cost $174,147,321)	263,412,304
FOREIGN COMMON STOCKS-4.0%
Netherlands-2.1%
95,117	Heineken NV	3,025,402
60,000	Unilever NV, ADR	3,992,400
		7,017,802
New Zealand-0.6%
2,236,147	Kiwi Income Property Trust	1,863,681
United Kingdom-1.3%
75,000	Diageo PLC, Sponsored ADR	4,359,000
	Total Foreign Common Stocks (cost $11,206,808)	13,240,483
	Total Long Term Investments (cost $185,354,129)	276,652,787
SHORT TERM INVESTMENTS-16.5%
BANK DEPOSIT-0.6%
Par Value
2,054,000	Investors Bank & Trust Money Market Deposit Account, 2.400% due 6/01/05 (cost $2,054,000)	2,054,000
Shares
AUCTION MARKET PREFERRED SECURITIES-8.4%
160	Blackrock Global Float, Inc., Trust, Series TH7	4,000,000
110	Calamos Convertible Opportunities & Income Fund, Series TH7	2,750,000
100	Calamos Strategic Total Return, Series A	2,500,000
159	Evergreen Managed Income Fund, Inc., Series TH28	3,975,000
120	Flaherty & Crumrine Claymore Preferred Securities, Income Fund, Series T7	3,000,000
48	Pimco Corporate Income Fund, Series T	1,200,000
160	Pimco Corporate Opportunity Fund, Series M	4,000,000
100	Preferred Income Strategies Fund, Inc., Series M	2,500,000
40	Western Asset Premier Bond Fund, Series M	1,000,000
110	Western Asset/Claymore US Treasury Inflation Protected Securities Fund, Series T	2,750,000
	Total Auction Market Preferred Securities (cost $27,675,000)	27,675,000

See accompanying Notes to Financial Statements.

Portfolio of Investments as of May 31, 2005 (Unaudited)  Boulder Total Return Fund, Inc.

Par Value	Description	Value (Note 1)
FOREIGN GOVERNMENT BONDS AND TREASURY BILLS-4.4%
New Zealand-1.1%
$5,000,000	New Zealand T-Bills, 6.308% due 8/10/05	$3,488,945
United Kingdom-3.3%
2,700,000	UK Gilt Treasury Bond, 8.500% due 12/07/05	5,022,162
1,600,000	UK Treasury Bill, 4.611% due 6/06/05	2,914,249
1,600,000	UK Treasury Bill, 4.637% due 7/11/05	2,901,413
		10,837,824
	Total Foreign Government Bonds and Treasury Bills (cost $14,608,658)	14,326,769
U.S. TREASURY BILLS-3.1%
8,000,000	2.568% due 6/23/05	7,987,448
2,500,000	2.715% due 6/09/05	2,498,454
	Total U.S. Treasury Bills (cost $10,485,902)	10,485,902
	Total Short Term Investments (cost $54,823,560)	54,541,671
Total Investments-100.4%
	(cost $240,177,689)	331,194,458
	Other Assets and Liabilities-(0.4%)	(1,351,938)
	Net Assets-100%	$329,842,520

†  Non-income producing security.

ADR  American Depository Receipt.

See accompanying Notes to Financial Statements.

Investments as a % of Net Assets (Unaudited)

See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities  Boulder Total Return Fund, Inc.

May 31, 2005 (Unaudited)

ASSETS:
Investments, at value (Cost, $240,177,689) (Note 1) See accompanying schedule	$331,194,458
Cash	470
Foreign currency (Cost $26,869)	26,944
Receivable for investments sold	1,217,913
Dividends and interest receivable	466,983
Prepaid expenses and other assets	108,001
TOTAL ASSETS	333,014,769
LIABILITIES:
Payable for investments purchased	$2,526,046
Investment co-advisory fees payable (Note 2)	347,455
Accumulated undeclared dividends on Taxable Auction Market Preferred Stock (Note 5)	89,556
Legal and Audit fees payable	86,782
Administration, co-administration and custodian fees payable (Note 2)	73,200
Accrued expenses and other payables	49,210
TOTAL LIABILITIES	3,172,249
FUND TOTAL NET ASSETS	$329,842,520
TAXABLE AUCTION MARKET PREFERRED STOCK:
$0.01 par value, 10,000,000 shares authorized, 775 shares outstanding, liquidation preference of $100,000 per share (Note 5)	77,500,000
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCK SHAREHOLDERS)	$252,342,520
NET ASSETS (Applicable to Common Stock Shareholders) consist of:
Undistributed net investment income	$1,735,098
Accumulated net realized loss on investments sold	(2,517,454)
Unrealized appreciation of investments	91,018,080
Par value of Common Stock (Note 4)	123,387
Paid-in Capital in excess of par value of Common Stock	161,983,409
TOTAL NET ASSETS

(Applicable to Common Stock, 12,338,660 shares outstanding)	$20.45	$252,342,520

See accompanying Notes to Financial Statements.

Statement of Operations  Boulder Total Return Fund, Inc.

For the Six Months Ended May 31, 2005 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $22,409)	$5,239,010
Interest	535,094
TOTAL INVESTMENT INCOME	5,774,104
EXPENSES:
Investment co-advisory fees (Note 2)	$2,055,481
Administration, co-administration and custodian fees (Note 2)	412,578
Legal and Audit fees	103,711
Preferred Stock broker commissions and Auction Agent fees	102,842
Directors fees and expenses (Note 2)	55,346
Insurance Expenses	30,121
Printing fees	25,014
Other	59,470
TOTAL EXPENSES	2,844,563
NET INVESTMENT INCOME	2,929,541
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on:
Securities	40,868
Foreign currency related transactions	547,492
Net change in unrealized appreciation/(depreciation) of:
Securities	4,295,434
Foreign currency related transactions	(32,148)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	4,851,646
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	7,781,187
LESS: PREFERRED STOCK DIVIDENDS	(1,064,847)
NET INCREASE IN NET ASSETS FROM OPERATIONS APPLICABLE TO COMMON SHARES	$6,716,340

See accompanying Notes to Financial Statements

Statement of Changes in Net Assets  Boulder Total Return Fund, Inc.

	Six Months Ended May 31, 2005 (Unaudited)	Year Ended November 30, 2004
OPERATIONS:
Net investment income	$2,929,541	$1,568,890
Net realized gain on investments sold during the period	588,360	5,979,381
Change in unrealized appreciation of investments during the period	4,263,286	21,522,484
Net increase in net assets resulting from operations	7,781,187	29,070,755
DISTRIBUTIONS: PREFERRED STOCK DIVIDENDS
Dividends paid from net investment income	(1,064,847)	(1,150,106)
TOTAL DISTRIBUTIONS: PREFERRED STOCK DIVIDENDS	(1,064,847)	(1,150,106)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS APPLICABLE TO COMMON SHARES	6,716,340	27,920,649
CAPITAL SHARE TRANSACTIONS:
Value of 188,200 shares repurchased (Note 8)	-	(2,867,925)
NET INCREASE IN NET ASSETS FOR THE PERIOD	6,716,340	25,052,724
NET ASSETS:
Beginning of period	323,126,180	298,073,456
End of period (including undistributed net investment income/ (accumulated net investment loss) of $1,735,098 and $(129,596), respectively)	$329,842,520	$323,126,180

See accompanying Notes to Financial Statements.

Financial Highlights  Boulder Total Return Fund, Inc.

For a Common share outstanding throughout each period

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. On August 27, 1999 the Fund changed its objective from income to total return. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

	Six Months Ended	Year Ended November 30,
	May 31, 2005 (Unaudited)	2004	2003	2002	2001	2000
OPERATING PERFORMANCE:
Net asset value, beginning of period	$19.91	$17.61	$15.04	$17.36	$14.81	$13.32
Net investment income	0.15	0.03	0.07	0.49	0.63	0.75
Net realized and unrealized gain/(loss) on investments	0.47	2.35	3.78	(2.51)	2.35	1.50
Total from investment operations	0.62	2.38	3.85	(2.02)	2.98	2.25
DISTRIBUTIONS: PREFERRED STOCK
Dividends paid from net investment income to MMP* Shareholders	-	-	-	-	-	(0.42)
Dividends paid from net investment income to AMP** Shareholders	(0.09)	(0.09)	(0.01)	(0.16)	(0.40)	(0.13)
Dividends paid from capital to AMP** Shareholders	-	-	(0.07)	-	-	-
Change in accumulated undeclared dividends on MMP*/AMP** Shareholders	0.01	0.01	0.00 (d)	0.00 (d)	0.02	0.04
Net Increase/(Decrease) from operations applicable to common shares	0.54	2.30	3.77	(2.18)	2.60	1.74
DISTRIBUTIONS: COMMON SHARES
Dividends paid from from net investment income to Common Shareholders	-	-	(0.01)	(0.14)	(0.05)	(0.19)
Dividends paid from capital to Common Shareholders	-	-	(0.02)	-	-	-
(Dilutive) Impact of Rights Offering†	-	-	(1.18)	-	-	-
Accretive Impact of Capital Share Transactions	-	-	0.01	-	-	-
Net Increase/(Decrease) in Common Net Asset Value	-	-	2.57	(2.32)	2.55	1.55
Costs of AMP** Stock issued (Note 5)	-	-	-	-	-	(0.06)
Net asset value, end of period	$20.45	$19.91	$17.61	$15.04	$17.36	$14.81
Market value, end of period	$17.24	$17.45	$14.59	$12.79	$16.05	$12.00
Total investment return based on net asset value(a)(c)	2.71%	13.06%	17.37%	(12.62)%	17.68%	13.27%
Total investment return based on market value(a)(c)	(1.20)%	19.60%	14.35%	(19.62)%	34.27%	20.00%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Operating expenses	2.25%††	2.30%	2.45%	2.42%	2.47%	2.55%
Net investment income(b)	1.48%††	0.66%	(0.08)%	1.85%	1.52%	1.82%
SUPPLEMMENTAL DATA:
Portfolio turnover rate	9%	25%	9%	38%	16%	85%
Net assets, end of period (in 000's)	$252,343	$245,626	$220,573	$141,607	$163,493	$139,488
Ratio of operating expenses to Total Average Net Assets including MMP*/AMP**	1.73%††	1.73%	1.66%	1.65%	1.66%	1.57%

*  Money Market Cumulative Preferred Stock ("MMP").

**  Taxable Auction Market Preferred Stock ("AMP").

(a)  Assumes reinvestment of distributions at the market price at reinvestment date.

(b)  The net investment income ratios reflect income net of operating expenses and payments and change in undeclared dividends to MMP/AMP Shareholders.

(c)  Total return is not annualized for periods less than one year.

(d)  Amount represents less than $0.01 per Common share.

†  The Rights Offering was fully subscribed at a subscription price of $12.10 for 3,140,517 shares which equals $38,000,255 in gross proceeds. The Rights Offering had $(1.17) NAV impact and the $120,460 expenses associated with the Rights Offering had a $(0.01) NAV impact.

††  Annualized.

See accompanying Notes to Financial Statements.

Other Supplemental Information (Unaudited)  Boulder Total Return Fund, Inc.

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently outstanding and Money Market Cumulative Preferred Stock previously outstanding (1).

	Total Shares Outstanding	Average Coverage Per Share	Involuntary Liquidating Preference Per Share (2)	Average Market Value Per Share (2)
05/31/05	775	$425,603	$100,000	$100,000
11/30/04	775	416,937	100,000	100,000
11/30/03	775	384,611	100,000	100,000
11/30/02	775	282,719	100,000	100,000
11/30/01	775	311,122	100,000	100,000
11/30/00	775	280,400	100,000	100,000

(1) See Note 5.

(2) Excludes accumulated undeclared dividends

See accompanying Notes to Financial Statements.

Notes to Financial Statements (Unaudited)  Boulder Total Return Fund, Inc.

1. Significant Accounting Policies

Boulder Total Return Fund, Inc. (the "Fund") is a diversified, closed-end management investment company organized as a Maryland corporation and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, (the "1940 Act"). The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities and (ii) the aggregate liquidation value of the outstanding Taxable Auction Market Preferred Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange or the NASDAQ Official Close Price ("NOCP") on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded using the interest method.

Dividend income is recorded at management's estimate of the income included in distributions received from investments in real estate investment trusts ("REITs") and registered investment companies ("RICs"). Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amounts of income and return of capital are determined by each REIT or RIC only after its fiscal year-end, and may differ from the estimated amounts.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund's Management reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Dividends and Distributions to Shareholders: Dividends to Common shareholders will be declared in such a manner as to avoid the imposition of the 4% excise tax described in "Federal Income Taxes" below. The shareholders of Taxable Auction Market Preferred Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

Federal Income Taxes: The Fund intends to qualify as a registered investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to RICs and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Shareholders. The Code imposes a 4% nondeductible excise

Notes to Financial Statements (Unaudited)  Boulder Total Return Fund, Inc.

tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Co-Advisory Fees, Directors' Fees, Administration Fee, Co-Administration Fee and Transfer Agent Fee

Boulder Investment Advisers, L.L.C. ("BIA") and Stewart Investment Advisers ("SIA") serve as the Fund's Co-Investment Advisers ("Advisers"). The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund's average monthly net assets (including the principal amount of leverage, if any). The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company ("EALLC"), and the Lola Brown Trust No. 1B (the "Lola Trust"), each of which is a shareholder of the Fund and considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, a shareholder of the Fund and considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act. The Advisers agreed to waive one half of their fee on the proceeds from the July 2003 rights offering until such time as more than 50% of the respective proceeds plus cash on hand at the time the proceeds were received, are invested, which has since then occurred.

Fund Administrative Services, LLC ("FAS"), serves as the Fund's Co-Administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund including: providing the Fund's principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting shareholder relations, authorizing expenses and other administrative tasks. Under the Administration Agreement, the Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund's average monthly net assets up to $250 million; 0.18% of the Fund's average monthly net assets on the next $150 million; and, 0.15% on the value of the Fund's average monthly net assets over $400 million. The equity owners of FAS are EALLC and the Lola Trust, each of which is a shareholder of the Fund and considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

The Fund pays each Director who is not a director, officer or employee of the Advisers or FAS a fee of $8,000 per annum, plus $4,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Investors Bank & Trust Company ("Investors Bank") serves as the Fund's Co-Administrator and Custodian. As compensation for its services, Investors Bank receives certain asset-based fees, transaction fees and out-of-pocket expenses, which are accrued daily and paid monthly. Prior to October 1, 2004, PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of the PNC Financial Services Group, Inc., served as the Fund's Co-Administrator and PFPC Trust Company, also an indirect subsidiary of the PNC Financial Services Group, Inc., served as the Fund's custodian.

PFPC serves as the Fund's Common Stock servicing agent (transfer agent), dividend-paying agent and registrar, and as compensation for PFPC's services as such, the Fund pays PFPC a monthly fee plus certain out-of-pocket expenses.

Deutsche Bank Trust Company Americas, a wholly owned subsidiary of Deutsche Bank AG ("Auction Agent"), serves as the Fund's Taxable Auction Market Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

3. Purchases and Sales of Securities

Cost of purchases and proceeds from sales of securities for the six months ended May 31, 2005 excluding short-term investments, aggregated $27,051,858 and $33,379,198, respectively.

Notes to Financial Statements (Unaudited)  Boulder Total Return Fund, Inc.

On May 31, 2005, based on cost of $237,424,962 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $100,791,263 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $7,021,767.

4. Common Stock

At May 31, 2005, 240,000,000 of $0.01 par value Common Stock were authorized.

5. Taxable Auction Market Preferred Stock

The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. On August 15, 2000, the Fund's 775 shares of Money Market Cumulative Preferred StockTM were retired and 775 shares of Taxable Auction Market Preferred Stock were issued. Offering costs of $293,843 and commissions were paid directly to Merrill Lynch, Pierce Fenner & Smith Inc. of which $290,625 were charged to capital of common stock to complete the transaction. Taxable Auction Market Preferred Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of Taxable Auction Market Preferred Stock are cumulative.

The Fund is required to meet certain asset coverage tests with respect to the Taxable Auction Market Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Taxable Auction Market Preferred Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

An auction of the Taxable Auction Market Preferred Stock is generally held every 28 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Taxable Auction Market Preferred Stock Shareholders may also trade shares in the secondary market between auction dates.

On May 31, 2005, 775 shares of Taxable Auction Market Preferred Stock were outstanding at the annual rate of 3.20%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to earn a higher return on its assets than the cost associated with the Taxable Auction Market Preferred Stock, including expenses, there can be no assurance that such results will be attained.

6. Portfolio Investments, Concentration and Investment Quality

The Fund operates as a "diversified" management investment company, as defined in the 1940 Act. Under this definition, at least 75% of the value of the Fund's total assets must at the time of investment consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets (at the time of purchase) and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Fund's assets, which may be invested in a single issuer. A more concentrated portfolio may cause the Fund's net asset value to be more volatile than it has been historically and thus may subject shareholders to more risk. The Fund may hold a substantial position (up to 25% of its assets) in the common stock of a single issuer. As of May 31, 2005, the Fund held a significant position in Berkshire Hathaway, Inc., and thus the volatility of the Fund's common stock, and the Fund's net assets value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "diversified" fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value reflecting fluctuation in the value of its large holdings. Under normal market conditions, the Fund intends to invest in a portfolio of common stocks. The portion of the Fund's assets invested in each can vary depending on market conditions. The term "common stocks" includes both stocks acquired primarily for their appreciation potential and stocks acquired for their income potential, such as dividend-paying RICs and REITs. The term "income securities" includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Notes to Financial Statements (Unaudited)  Boulder Total Return Fund, Inc.

7. Significant Shareholders

On May 31, 2005, the Lola Trust and other trusts and entities affiliated with Stewart R. Horejsi and the Horejsi family owned 5,382,982 shares of Common Stock of the Fund, representing approximately 43.63% of the total Fund shares. Stewart R. Horejsi is the primary portfolio manager for SIA and is the Fund's primary portfolio manager. He is responsible for the day-to-day strategic management of the Fund.

8. Share Repurchase Program

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the six months ended May 31, 2005, the Fund did not repurchase any of its own shares. For the year ended November 30, 2004, the Fund repurchased 188,200 shares at an average weighted discount of 16.0% and with a value of $2,867,925.

9. Rights Offering

At a regularly scheduled Board of Directors meeting held on April 22, 2003, the Fund's Board of Directors approved a transferable rights offering which permitted shareholders to acquire one new share of common stock for every three shares held. The rights were transferable, which allowed shareholders who did not wish to exercise their rights to sell them on the New York Stock Exchange. The record date for determining shareholders eligible to participate in the rights offering was June 20, 2003. The subscription period was from June 20, 2003 to July 11, 2003. The market price for the shares issued through the rights offering was calculated based on the volume-weighted average price of the Fund's shares from July 7, 2003 through July 11, 2003. The rights offering was fully subscribed and the Fund issued 3,140,517 new shares at a price of $12.10 each. The total gross proceeds to the Fund were $38,000,255. As of November 30, 2003, the expense associated with the rights offering totaled $120,460.

Additional Information (Unaudited)  Boulder Total Return Fund, Inc.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) on the Fund's website located at http://www.boulderfunds.net; (2) on the SEC's website at http://www.sec.gov; or (3) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information

The policies and procedures used to determine how to vote proxies relating to portfolio securities held by the Fund are available on the Fund's website located at http://www.boulderfunds.net. Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

Senior Officer Code of Ethics

The Fund files a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Senior Officer Code of Ethics"), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund's Senior Officer Code of Ethics is available on the Fund's website located at http://www.boulderfunds.net.

Privacy Statement

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information), the Directors of the Fund have established the following policy regarding information about the Fund's shareholders. We consider all shareholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use. The Fund collects nonpublic information (e.g., your name, address, Social Security Number, Fund holdings) about shareholders from transactions in Fund shares. The Fund will not release information about current or former shareholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; or (iii) we are required by law to release information to the recipient. The Fund has not and will not in the future give or sell information about its current or former shareholders to any company, individual, or group (except as permitted by law). The Fund will only use information about its shareholders as necessary to service or maintain shareholder accounts in the ordinary course of business. Internally, we also restrict access to shareholder personal data to those who have a specific need for the records. We maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal data.

Board of Directors' Approval (Unaudited)  Boulder Total Return Fund, Inc.

Discussion Regarding the Board of Directors' Approval of the Investment Advisory Contracts

Each of the Advisers has entered into an Investment Advisory Agreement with the Fund (the "Agreements") pursuant to which the Advisers are jointly responsible for managing the Fund's assets in accordance with its investment objectives, policies and limitations. The 1940 Act requires that the Board, including a majority of the Independent Directors, annually approve the terms of the Agreements. At a regularly scheduled meeting held on January 21, 2005, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the renewal of the Agreements.

Factors Considered

Generally, the Board considered a number of factors in renewing the Agreements including, among other things, (i) the nature, extent and quality of services to be furnished by the Advisers to the Fund; (ii) the investment performance of the Fund compared to relevant market indices and the performance of peer groups of closed-end investment companies pursuing similar strategies; (iii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iv) the profitability to the Advisers of their investment advisory relationship with the Fund; (v) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect any economies of scale; (vi) support of the Advisers by the Fund's principal shareholders; (vii) the historical relationship between the Fund and the Advisers, and (viii) the relationship between the Advisers and its affiliated service provider, Fund Administrative Services LLC ("FAS"). The Board also reviewed the ability of the Advisers to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Advisers.

Deliberative Process

To assist the Board in its evaluation of the quality of the Advisers' services and the reasonableness of the Advisers' fees under the Agreements, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested, and received, various materials relating to the Advisers' investment services under the Agreements. These materials included a report prepared by Lipper, Inc. ("Lipper") comparing the Fund's performance, advisory fees and expenses to a group of eight funds determined to be similar to the Fund (called the "Peer Group") and a broader universe of twenty-five relevant funds (called the "Universe"), in each case as determined by Lipper. The Lipper report also included a performance comparison for the Fund against an appropriate index. In addition, the Board received reports and presentations from the Advisers that described, among other things, the Advisers' financial condition, profitability from their relationship with the Fund, soft dollar commission and trade allocation policies, organizational structure, and compliance policies and procedures. The Board also considered information received from the Advisers throughout the year, including investment performance and expense ratio reports for the Fund.

Prior to the January 21, 2005 meeting, the Independent Directors held a special telephonic meeting with counsel to the Fund and independent legal counsel to the Independent Directors. The purpose of the meeting was to discuss the renewal of the Agreements and review the materials provided to the Board by the Advisers in connection with the annual review process. As a result of these discussions, the Independent Directors requested that the Advisers provide supplemental materials to assist the Board in its evaluation of the Agreements. The Board held discussions at the January 21, 2005 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Advisers were present.

The information below summarizes the Board's considerations in connection with its approval of the Agreements. In deciding to approve the Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Advisers under the Agreements. Each Adviser's most recent investment adviser registration

Board of Directors' Approval (Unaudited)  Boulder Total Return Fund, Inc.

form on the Securities and Exchange Commission's Form ADV was provided to the Board, as were the responses of the Advisers to information requests submitted to the Advisers by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Advisers' key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Advisers' portfolio management personnel. In this regard, it was noted that the Advisers' only clients are the Fund, one other registered investment company (Boulder Growth & Income Fund, Inc.) and a charitable foundation affiliated with the Horejsi family. Accordingly, the Board was satisfied that the Advisers' investment personnel, including Stewart Horejsi, the Fund's principal portfolio manager, devote a significant portion of their time and attention to the success of the Fund and its investment strategy. The Board also considered the Advisers' recently enhanced policies and procedures for ensuring compliance with applicable laws and regulations. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisers, and that the Advisers possessed the ability to continue to provide these services to the Fund in the future.

Investment Performance

The Board considered the investment performance of the Fund since August 1999, when the Advisers became the investment managers for the Fund, as compared to both relevant indices and the performance of the Fund's Peer Group and Universe. The Board noted favorably that for the one- and three-year periods ending December 31, 2004, the Fund's performance based upon total return on NAV ranked in the second quintile of its Universe (i.e., the upper 40% of the funds in the Universe), the top quintile for five-year performance, and had outperformed the Standard & Poor's 500 Index, the Fund's primary relevant benchmark, as well as the Dow Jones Industrial Average and the Nasdaq Composite, the Fund's secondary benchmarks. The Board acknowledged that the Universe included both leveraged and non-leveraged closed-end funds to provide a more statistically significant group for comparison purposes, even though the Fund is leveraged and comparing the Fund only to funds that use leverage may yield a different result. Based on these factors, the Board concluded that the overall performance results supported the renewal of the Agreements.

Costs of Services Provided and Profits Realized by the Advisers

In evaluating the costs of the services provided to the Fund by the Advisers, the Board received statistical and other information regarding the Fund's total expense ratio and its various components, including management fees and investment-related expenses. This information included a comparison of the Fund's various expenses to the Peer Group and the Universe. The Board acknowledged that the level of fees charged by the Advisers is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds. The Fund's management fee expense ranked in the fifth quintile of the nine funds included in the Peer Group and in the fourth quintile of the Universe. The Board noted that the Fund's shareholders had removed most of the Fund's investment limitations, resulting in a much broader (and more difficult to assess) universe of investment possibilities for the Fund than might otherwise be the case for other "sector" or "industry" oriented funds, which requires a greater degree of portfolio management skill on the part of the Advisers. The Board also considered that the Advisers do not participate in soft dollar or directed brokerage transactions. Instead, the Advisers bear the cost of third party research utilized by the Advisers, increasing the cost to the Advisers of providing investment management services to the Fund and decreasing the Fund's transaction expenses.

The Board also obtained detailed information regarding the overall profitability of the Advisers and the combined profitability of the Advisers and FAS, which acts as co-administrator for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Advisers from their relationship to the Fund. Based on its analysis of this information, the Board determined that the level of profits earned by the Advisers from managing the Fund bear a reasonable relationship to the services rendered.

Based on these factors, the Board concluded that the fee under the Agreements was reasonable and fair in light of the nature and quality of the services provided by the Advisers.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund's assets and any economies of scale that may exist. Based on the relative size of the

Board of Directors' Approval (Unaudited)  Boulder Total Return Fund, Inc.

Fund, the Board determined that no meaningful economies of scale would be realized until the Fund achieved significantly higher asset levels. The Board also noted that the Advisers' internal costs of providing investment management services to the Fund had increased, in part due to administrative burdens and expenses resulting from recent legislative and regulatory actions. Based on these factors, the Board concluded that the absence of breakpoints in the Fund's current advisory fee schedule was acceptable.

Shareholder Support and Historical Relationship with the Fund

The Board placed considerable weight on the views of the Fund's largest shareholders, which are affiliated with Mr. Horejsi and the Advisers. As of December 31, 2004, these shareholders held approximately 43.6% of the Fund's outstanding common shares. The Board understands from Mr. Horejsi that these shareholders are supportive of the Advisers and the renewal of the Agreements. The Board also noted that the Fund had not received any negative feedback from other Fund shareholders with respect to the levels of investment management fees and expenses experienced by the Fund.

Approval

The Board based its decision to approve the renewal of the Agreements on a careful analysis, in consultation with Fund counsel and independent counsel for the Independent Directors, of these and other factors. In approving the Agreements, the Board concluded that the terms of the Fund's investment advisory agreements are reasonable and fair and that renewal of the Agreements is in the best interests of the Fund and its shareholders.

Meeting of Shareholders-Voting Results (Unaudited)  Boulder Total Return Fund, Inc.

On April 26, 2005, the Fund held its Annual Meeting of Shareholders to consider the election of Directors of the Fund and certain corporate governance proposals. The following votes were recorded:

PROPOSAL 1: (Voting by AMPS Shareholders):

Election of Susan L. Ciciora as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	634	100.0
Withheld	-	0.0
TOTAL	634	100.0

Election of Richard I. Barr as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	634	100.0
Withheld	-	0.0
TOTAL	634	100.0
PROPOSAL 1: (Voting by Common Stock Shareholders):

Election of Joel W. Looney as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	11,995,592.883	98.9
Withheld	134,373.412	1.1
TOTAL	12,129,966.295	100.0

Election of Alfred G. Aldridge, Jr. as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	11,993,786.883	98.9
Withheld	136,179.412	1.1
TOTAL	12,129,966.295	100.0

Election of Dr. Dean L. Jacobson as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	11,994,358.883	98.9
Withheld	135,607.412	1.1
TOTAL	12,129,966.295	100.0
PROPOSAL 2: (Common Stock and AMPS voting together as a single class):

An amendment to the Fund's charter
(the "Charter") to establish the number of Directors at five.

	# of Votes Cast	% of Votes Cast
For	11,969,570.746	98.7
Against	138,943.000	1.1
Abstain	22,086.549	0.2
No Vote	2.000	0.0
TOTAL	12,130,602.295	100.0

Meeting of Shareholders-Voting Results (Unaudited)  Boulder Total Return Fund, Inc.

PROPOSAL 3: (Common Stock and AMPS voting together as a single class):

An amendment to the Fund's Charter changing the voting standard for stockholders to amend or adopt Bylaws to the affirmative vote of a majority of all the votes entitled to be cast on the matter.

	# of Votes Cast	% of Votes Cast
For	8,377,266.720	69.1
Against	153,286.462	1.3
Abstain	25,927.113	0.2
No Vote	3,573,542.000	29.4
TOTAL	12,130,022.295	100.0

Boulder Total Return Fund, Inc.

P.O. Box 43027
Providence, RI 02940-3027

Presorted
Standard

US Postage

PAID

Boston, MA

Permit No. 57842

Boulder
Total Return
Fund, Inc.

Semi-Annual Report

May 31, 2005

Directors

Brig. Gen (Ret.) Alfred G. Aldridge Jr.
Richard I. Barr
Susan L. Ciciora
Dr. Dean Jacobson
Joel W. Looney

Officers

Stephen C. Miller
President

Carl D. Johns
Vice President and Treasurer

Stephanie J. Kelley
Secretary

Nicole L. Murphey
Assistant Secretary

www.boulderfunds.net

If you have questions regarding shares you held in a Brokerage Account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent –– PFPC Inc., at:

P.O. Box 43027
Providence, RI 02940-3027
1-800-331-1710

This report is sent to shareholders of Boulder Total Return Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Funds’ full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Boulder Total Return Fund, Inc. and Boulder Growth & Income Fund, Inc.

Proxy Voting Procedures

The Board of Directors of the Boulder Total Return Fund, Inc. and Boulder Growth & Income Fund, Inc. (collectively, the “Funds”) hereby adopt the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (collectively, the “Voting Policies”).

1.                                       Policy.  It is the policy of each of the Boards of Directors of the Funds (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Boulder Investment Advisers, L.L.C. (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight.(1)  The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract.  Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940, and will be effective August 6, 2003.

2.                                       Fiduciary Duty.  The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund.  The Adviser, to which authority to vote on behalf of the Funds is delegated, exercises this voting responsibility as a fiduciary, and votes proxies in a manner consistent with the best interest of the Funds and its shareholders, and with the goal of maximizing the value of the Funds and the shareholders’ investments.

3.                                       Procedures.  The following are the procedures adopted by the Board for the administration of this policy:

(1) This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

2

a.               Review of Adviser Proxy Voting Procedures.  The Adviser, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the “Voting Guidelines”), and must notify the Board promptly of any material changes.  In accordance with the foregoing, the Adviser has developed the Voting Guidelines which are attached hereto as Exhibit A.

b.              Voting Record Reporting.  No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year.  With respect to those proxies the Adviser has identified as involving a conflict of interest(2), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4.                                       Revocation.  The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.  This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

5.                                       Annual Filing.  The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.  The Fund must file the complete proxy voting record on an annual basis on this form.  Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers.  This form must provide the following information:

1.               Name of the issuer of the portfolio security

2.               Exchange ticker symbol

3.               CUSIP #

4.               Shareholder meeting date

5.               Brief indication of the matter voted on

6.               Whether matter was proposed by the issuer or by a security holder

7.               Whether the Fund cast its vote on the matter

8.               How the Fund cast its vote

9.               Whether the Fund cast its vote for or against management

6.                                       Disclosures.

a.               The Fund shall include in any future registration statement:

i.                  A description of the Voting Policies and the Voting Guidelines(3); and

ii.               A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(4)

b.              The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

i.                  A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; and on the SEC website.(5)

ii.               A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request,

(2) As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

(3) This disclosure shall be included in the registration statement next filed on behalf of the Funds after July 1, 2003.

(4) This disclosure shall be included in the registration statement next filed on behalf of the Funds after August 31, 2004.

(5) This disclosure shall be included in the report next filed on behalf of the Funds after July 1, 2003.

3

by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(6)

7.                                       Recordkeeping Requirements.  SEC Rule 204-2, as amended, requires advisers to retain:

1.               Proxy voting policies and procedures

2.               Proxy statements received regarding client securities

3.               Records of votes cast on behalf of clients

4.               Records of written client requests

5.               Any documents prepared by the adviser material to making a decision how to vote, or that memorialized the basis for the decision.

8.                                       Review of Policy.  At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

(6) This disclosure shall be included in the report next filed on behalf of the Funds after August 31, 2004.

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EXHIBIT A – VOTING GUIDLINES

The Funds’ and Advisors’ proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

Category	Guideline	Voting
BOARD OF DIRECTOR ISSUES

The board of directors’ primary role is to protect the interests of all shareholders. Key functions of the board are to approve the direction of corporate strategy, ensure succession of management and evaluate performance of the corporation as well as senior management. The board is accountable to shareholders, and must operate independently from management.

Routine Elections	Generally we will vote with management’s recommendation	Generally FOR

Board Classification

Generally we are opposed to entrenchment mechanisms and will vote against proposals to classify a board. We prefer annual election of directors in order that shareholders have more power to replace directors deemed to not be acting in the shareholders’ interest.

Generally AGAINST

Independence of Directors

The majority of board members should be independent from the corporation, management or a majority shareholder. An independent member should not be a former employee of the company or a representative of a key supplier to or a key client of the company.

We will generally support boards that have a majority of board members classified as independent.

Director Indemnification	Mandatory indemnification of directors and officers is necessary to attract quality candidates.	Generally FOR

Director Attendance	Board membership requires a significant amount of time in order for responsibilities to be executed, and attendance at Board and Committee meetings is noted.	We look for attendance records to be in the 75% participation range.

Term Limits	We are more concerned with the performance of directors and not with the term limits	Generally AGAINST but will look at on a case-by-case basis.

Separation of Chair and CEO	In most cases it is advisable for there to be a separation between the CEO and the Chair to enhance separation of management interests and shareholders.

In most cases we would support a recommendation to separate the Chair from the CEO. Lead directors are considered acceptable, and in this situation an independent Corporate Governance committee must also be in place.

Committees of the Board	Audit, Compensation, Governance and Nominating committees are the most significant committees of the board.

We support the establishment of these committees, however independent director membership on these committees is the primary concern. Two-thirds independent membership is satisfactory, provided that the chair of each committee is independent.

Audit Process	The members of an audit committee should be independent directors, and the auditor must also be independent. The auditor should report directly to the Audit committee and not to management.	We will generally support the choice of auditors recommended by the Audit Committee. In the event that

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Category	Guideline	Voting
the auditor supplies other services for a fee other than the audit, each situation will be reviewed on a case-by-case basis.

VOTING AND ENTRENCHMENT ISSUES

Shareholder Right to Call Special Meeting		Generally FOR

Shareholder Right to Act by Written Consent		Generally FOR

Cumulative Voting	Our experience has been that cumulative voting is generally proposed by large shareholders who may wish to exert undue influence on the board.	Generally AGAINST, although we may consider if the board has been unresponsive to shareholders.

Confidentiality of Shareholder Voting	Like any other electoral system, the voting at annual and special meetings should be confidential and free from any potential coercion and/or impropriety.	We will support any proposals to introduce or maintain confidential voting.

Size of Board of Directors	Generally boards should be comprised of a minimum of seven to a maximum of fifteen. However the complexity of the company has an impact on required board size.	The independence of the board is a greater concern than the number of members. However should a change in board size be proposed as potentially an anti-takeover measure we would vote against.

COMPENSATION ISSUES

Director Compensation

Directors should be compensated fairly for the time and expertise they devote on behalf of shareholders. We favor directors personally owning shares in the corporation, and that they receive a substantial portion of their remuneration in the form of shares.

We support recommendations where a portion of the remuneration is to be in the form of common stock. We do not support options for directors, and do not support retirement bonuses or benefits for directors.

MANAGEMENT COMPENSATION

Compensation plans for executives should be designed to attract and retain the right people with exceptional skills to manage the company successfully long-term. These plans should be competitive within the company’s respective industry without being excessive and should attempt to align the executive’s interests with the long-term interest of shareholders.

Executive compensation will be considered on a case-by-case basis.

Stock Options and Incentive Compensation Plans

Compensation plans should be designed to reward good performance of executives. They should also encourage management to own stock so as to align their financial interests with those of the shareholders. It is important that these plans are disclosed to the shareholders in detail for their approval.

We will not support plans with options priced below current market value or the lowering of the exercise price on any previously granted options.

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Category	Guideline	Voting

We will not support any plan amendment that is not capped or that results in anything but negligible dilution. We believe that shareholders should have a say in all aspects of option plans and therefore will not support omnibus stock option plans or plans where the Board is given discretion to set the terms. Plans will be considered on a case-by-case basis.

Adopt/Amend Employee Stock Purchase Plans		Considered on a case-by-case basis.

Golden Parachutes

Although we believe that “golden parachutes” may be a good way to attract, retain and encourage objectivity of qualified executives by providing financial security in the case of a change in the structure or control of a company, golden parachutes can be excessive.

Generally opposed but will consider on a case-by-case basis.

Require Shareholder Approval of Golden Parachutes		Generally FOR

TAKEOVER PROTECTIONS

Some companies adopt shareholder rights plans that incorporate anti-takeover measures, which may include: poison pills, crown jewel defense, payment of greenmail, going private transactions, leveraged buyouts, lock-up arrangements, Fair price amendments, Re-incorporation. Rights plans should be designed to ensure that all shareholders are treated equally in the event there is a change in control of a company. These plans should also provide the Board with sufficient time to ensure that the appropriate course of action is chosen to ensure shareholder interests have been protected. However, many shareholder rights plans can be used to prevent bids that might in fact be in the shareholders best interests. Depending on their contents, these plans may also adversely influence current share prices and long-term shareholder value.

We will review each situation on a case-by-case basis. We will generally support proposals that protect the rights and share value of shareholders.

Dual Class Shares

It is not unusual for certain classes of shares to have more than one vote per share. This is referred to as a dual class share structure and can result in a minority of shareholders having the ability to make decisions that may not be in the best interests of the majority of shareholders.

Generally AGAINST.

Super-Majority Voting Provisions

Super-majority voting (e.g., 67% of votes cast or a majority of outstanding shares), although fairly common, can, from a practical point of view, be difficult to obtain, and essentially are a bar from effective challenges to entrenched management, regardless of performance or popularity. A very high requirement can be unwieldy and therefore not in the best interest of the majority of shareholders.

Generally AGAINST. We will generally oppose proposals for voting requirements that are greater than a majority of votes cast. That said, we will review supermajority proposals on a case-by-case basis.

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Category	Guideline	Voting
Issuance of Authorized Shares		Generally FOR

Issuance of Unlimited or Additional Shares

Corporations may increase their authorized number of shares in order to implement a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. Shareholders should approve of the specific business need for the increase in the number of shares and should understand that the issuance of new shares can have a significant effect on the value of existing shares.

Generally AGAINST. We will generally oppose proposals to increase the number of authorized shares to “unlimited”, but will consider any proposals to increase the number of authorized shares on a case-by-case basis for a valid business purpose.

Shareholder Proposals

Shareholders should have the opportunity to raise their concerns or issues to company management, the board and other shareholders. As long as these proposals deal with appropriate issues and are not for the purposes of airing personal grievances or to obtain publicity, they should be included on the proxy ballot for consideration.

Shareholder proposals will be reviewed on a case-by-case basis.

OTHER MATTERS

Stock Repurchase Plans		Generally FOR

Stock Splits		Generally FOR

Require Shareholder Approval to issue Preferred Stock		Generally FOR

Corporate Loans to Employees

Corporate loans, or the guaranteeing of loans, to enable employees to purchase company stock or options should be avoided. These types of loans can be risky if the company stock declines or the employee is terminated.

Generally AGAINST.

Blank-cheque Preferred Shares

The authorization of blank-cheque preferred shares gives the board of directors’ complete discretion to fix voting, dividend, conversion and other rights and privileges. Once these shares have been authorized, the shareholders have no authority to determine how or when they will be allocated. There may be valid business reasons for the issuance of these shares but the potential for abuse outweighs the benefits.

Generally AGAINST.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

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Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)   Not applicable.

(b)      Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER TOTAL RETURN FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date

By (Signature and Title)	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer
(Principal Financial Officer)

Date

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